SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   March 25, 2009

Jupiter Resources, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-148189	98-0577859
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

408 Royal Street, Imperial, Saskatchewan,
Canada S0G 2J0
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(306) 963-2788
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 30, 2009, Jupiter Resources, Inc. (the “Company”) entered into a binding letter of intent (the “Letter of Intent”) with NatProv Holdings, Inc., a British Virgin Islands corporation (“Natprov”). Pursuant to the terms of the Letter of Intent, Natprov and the Company will commence the negotiation and preparation of a definitive share exchange agreement which shall contain customary representations, warranties and indemnities as agreed upon by Natprov, the Company and the shareholders of Natprov, whereby the Company, Natprov and the shareholders of Natprov will complete a share exchange transaction (the “Transaction”) on or before May 26, 2009, subject to certain conditions precedent to the closing of the Transaction.

Pursuant to the Letter of Intent, Natprov will become a wholly owned subsidiary of the Company.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2009, our shareholders and directors authorized us to file an Amendment to our Certificate of Incorporation with the State of Nevada (the “Amendment”) in order to authorize 10,000,000 shares of preferred stock.

A copy of the Amendment to the Certificate of Incorporation is attached hereto as Exhibit 3.1.

Item 7.01.  Regulation FD Disclosure.

On March 30, 2009 we issued a press release regarding the letter of intent described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired.
        None; not applicable.

(b)  Pro Forma Financial Information.
        None; not applicable.

(c)  Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation filed on March 25, 2009 with the State of Nevada.
10.1	Letter of Intent for the Share Exchange Transaction between NatProv Holdings, Inc. and Jupiter Resources, Inc. effective March 30, 2009.
99.1	Press Release dated March 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Jupiter Resources, Inc.

Date: April 1, 2009	By:	/s/ Darcy George Roney
Name: Darcy George Roney
Title: President